EXHIBIT 10.207

                      FORBEARANCE AND AMENDATORY AGREEMENT

         THIS FORBEARANCE AND AMENDATORY AGREEMENT ("Forbearance and Amendatory Agreement") is made and entered into as of May 15, 2001, by and among CATALINA LIGHTING, INC., a Florida corporation ("Domestic Borrower"), CATALINA INTERNATIONAL PLC, a limited company organized under the laws of England and Wales (Registered in England No. 03949382) ("Holdings Borrower"), and RING LIMITED (formerly known as Ring PLC), a limited company organized under the laws of England and Wales (Registered in England No. 29796) ("Sterling Borrower"; Domestic Borrower, Holdings Borrower and Sterling Borrower are collectively referred to herein as the "Borrowers" and individually as a "Borrower"), SUNTRUST BANK, a Georgia banking corporation ("SunTrust"), and the other banks and lending institutions that are signatories to this Amendment (SunTrust and such other banks and lending institutions, collectively, the "Lenders"), SUNTRUST BANK, in its capacities as Administrative Agent for the Lenders (the "Administrative Agent"), as Domestic Issuing Bank (the "Domestic Issuing Bank") and as Domestic Swingline Lender (the "Domestic Swingline Lender"), and LASALLE BANK NATIONAL ASSOCIATION, as successor in interest to SunTrust as the UK Issuing Bank (the "UK Issuing Bank") and as successor in interest to SunTrust as the UK Swingline Lender (the "UK Swingline Lender").

                               W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, the Borrowers, the Lenders, the Administrative Agent, the Domestic Swingline Lender, the Domestic Issuing Bank, SunTrust in its capacity as UK Swingline Lender and SunTrust in its capacity as UK Issuing Bank entered into that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of September 22, 2000, (as amended by that certain First Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 22, 2000, as further amended by that certain Second Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of February 9, 2001, as further amended by that certain Third Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of February 9, 2001, as further amended by that certain Fourth Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of March 30, 2001, as further amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement");

         WHEREAS, the Borrowers have acknowledged that an Event of Default has occurred and is continuing under Section 10.02 of the Credit Agreement as a result of the Borrowers' failure to maintain pursuant to Section 8.08(a) of the Credit Agreement a Leverage Ratio of no greater than 6.75:1.00 for the Fiscal Quarter ending as of March 31, 2001, (the "Existing Event of Default");


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         WHEREAS, the Borrowers have requested and the Administrative Agent and the Required Lenders have agreed to extend the deadline to complete the Whitewash Procedure until June 15, 2001;

         NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

         2. Acknowledgments by Borrowers. Borrowers acknowledge and agree as follows:

                  (a)      Acknowledgment of Default. Prior to the date hereof:
(i) the Existing Event of Default existed under the Credit Agreement; (ii) timely, adequate and proper notice of the occurrence of such Existing Event of Default under the Credit Agreement has been received by Borrowers from Lenders (and Borrowers waive any requirement that any such notice be in writing); (iii) all grace periods, if any, applicable to the cure of such Existing Event of Default after receipt of such notice have expired; (iv) said Existing Event of Default was continuing without timely cure by Borrowers; and (v) Lenders had not waived in any respect any or all of such Existing Event of Default or their respective rights and remedies with respect thereto;

                  (b)      Acknowledgment of Lenders' Right to Accelerate. That
(i) on and as of the date hereof, the Lenders have the right upon termination of the Forbearance Period (as hereinafter defined) to accelerate and declare the Obligations under the Credit Agreement to be immediately due and payable and to make demand upon Borrowers for the payment in full of all such indebtedness;
(ii) such acceleration and demand for payment, if made, would be in all respects adequate and proper; and (iii) Borrowers waive any and all further notice, presentment, notice of dishonor or demand with respect to the Obligations under the Credit Agreement;

                  (c) Acknowledgment of Indebtedness. That on and as of the date hereof, (i) Borrowers are indebted to the Lenders in the principal amount of $53,165,640.19; (ii) all such amounts remain outstanding and unpaid; (iii) all such amounts are owing and payable in full, without offset, deduction or counterclaim of any kind or character whatsoever, but are subject to increase, decrease or other adjustment as a result of any and all interest, fees and other charges including, without limitation, attorneys' fees and costs of collection, which are payable to the Lenders under the Credit Documents; and

                  (d) Acknowledgment that Liabilities Continue in Full Force and Effect. That the Obligations under the Credit Agreement and all other respective liabilities and obligations of

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Borrowers to the Lenders under the Credit Documents shall, except as expressly modified herein, remain in full force and effect, and shall not be released, impaired, diminished or in any other way modified or amended as a result of the execution and delivery of this Agreement or by the agreements and undertakings of the parties contained herein.

                  (e) Acknowledgment of Perfection of Security Interests. That on and as of the date hereof, the security interests and liens granted to SunTrust Bank, as Administrative Agent under the Credit Agreement and the Loan Documents to secure the Obligations are in full force and effect, are properly perfected and are enforceable in accordance with the terms of the Credit Agreement.

         3.       Forbearance by Lenders.

                  (a) Forbearance Period. At the request of Borrowers, Lenders agree to waive the Existing Event of Default, as of 12:00 noon, prevailing Atlanta, Georgia time on May 15, 2001 until the earliest to occur of the following times: (i) 12:00 noon, prevailing Atlanta, Georgia time on June 15, 2001; (ii) the time at which Borrowers fail to comply in any respect with their respective covenants to Lenders set forth in Section 8 of the Credit Agreement; or (iii) the occurrence of any Event of Default under any of the Credit Documents (the period beginning at 12:00 noon, prevailing Atlanta, Georgia time on May 15, 2001 and terminating on the earliest of such dates being hereinafter referred to as the "Forbearance Period"); and

                  (b) Termination of Forbearance Period. Upon the termination of the Forbearance Period pursuant to any of clauses (i) through
(iii) of paragraph (a) above, all waivers, deferrals and indulgences granted by Lenders in paragraph (a) above shall automatically terminate, and Lenders shall thereupon have, and shall be entitled to exercise, any and all rights and remedies which either may have upon the occurrence of an Event of Default, including, without limitation, the Existing Event of Default, and the Obligations under the Credit Agreement shall become immediately due and payable, without further notice of any kind.

         4.       Amendment to the Credit Agreement.

                  (a) Section 8.09(c) of the Credit Agreement is hereby amended so as to read as follows:

                           (c) The Borrowers (other than the Sterling Borrower)
                  shall use all reasonable endeavors to procure that:

                           (i) the Sterling Borrower delists, converts to a
                  private limited company, completes the Whitewash Procedure, executes the Sterling Borrower Guaranty and the UK Security Amendment Agreement as soon as reasonably and legally practicable and in any event no later than June 15, 2001; and

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                  (ii) each member of the Sterling Borrower Group (other than dormant companies) and any other member of the Sterling Borrower Group which is or becomes a Material Foreign Subsidiary after the date hereof, delists where necessary, converts to a private company, completes the Whitewash Procedures and executes a UK Subsidiary Guaranty Accession Agreement and a UK Security Accession Agreement as soon as reasonably and legally practicable and in any event no later than June 15, 2001 (or in the case of any subsequent Material Foreign Subsidiary within the later of June 15, 2001 or two months of its becoming a Material Foreign Subsidiary).

         5. Expenses. The Borrowers shall pay, at the time all other indebtedness owing to Administrative Agent and the Lenders, the legal fees and other expenses of the Administrative Agent, including, without limitation, legal fees and other expenses paid or owed to King & Spalding and incurred with respect to the creation and implementation of this Forbearance and Amendatory Agreement and the other documents contemplated hereby. Nothing herein shall limit the provisions relating to expenses of the Credit Agreement or other Credit Documents.

         6. Estoppel. Borrowers hereby represent and warrant that there are no claims, causes of action, suits, debts, liens, obligations, liabilities, demands, losses, costs and expenses (including attorneys' fees) of any kind, character or nature whatsoever, known or unknown, fixed or contingent, which Borrowers may have or claim to have against the Administrative Agent or the Lenders, which might arise out of or be connected with any act of commission or omission of the Administrative Agent or the Lenders existing or occurring on or prior to the date of this Forbearance and Amendatory Agreement, including, without limitation, any claims, liabilities or obligations arising with respect to the Credit Agreement and the other Credit Documents.

         7. Reservation of Rights. The Borrowers acknowledge and agree that the Administrative Agent and the Lenders (i) have not acquiesced to any noncompliance by the Borrowers with the exact terms of the Credit Agreement relating to any Event of Default (other than the temporary waiver of the Existing Event of Default granted herein), (ii) intend to strictly enforce the terms of the Credit Agreement and the Credit Documents, in the exercise of their sole and absolute discretion, and (iii) hereby reserve all rights, powers and remedies under the Credit Agreement and the other Credit Documents with respect to the Existing Event of Default (upon termination of the Forbearance Period) and any other noncompliance with the terms of the Credit Agreement or any of the other Credit Documents. In no event shall the Lenders' honoring of any requests or making of any Revolving Loans, be deemed a permanent waiver of any Existing Event of Default or any other noncompliance with the terms of the Credit Agreement or any of the other Credit Documents that hereafter may occur.

         8. Restatement of Representations and Warranties. The Borrowers hereby restate and renew each and every representation and warranty heretofore made by it in the Credit Agreement and the other Credit Documents as fully as if made on the date hereof and with specific reference to this Agreement and all other loan documents executed and/or delivered in connection herewith, but excluding therefrom the effect of the Existing Event of Default.

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         9.       Ratification. The Borrowers hereby restate, ratify and
reaffirm each and every term, covenant and condition set forth in the Credit Agreement and the other Credit Documents effective as of the date hereof.

         10. Release. Borrowers hereby release, acquit, and forever discharge each of the Lenders, and each and every past and present subsidiary, affiliate, stockholder, officer, director, agent, servant, employee, representative, and attorney of the Lenders, from any and all claims, causes of action, suits, debts, liens, obligations, liabilities, demands, losses, costs and expenses (including attorneys' fees) of any kind, character, or nature whatsoever, known or unknown, fixed or contingent, which the Borrowers may have or claim to have now or which may hereafter arise out of or connected with any act of commission or omission of the Lenders existing or occurring prior to the date of this Agreement or any instrument executed prior to the date of this Agreement including, without limitation, any claims, liabilities or obligations arising with respect to the Credit Agreement or the other of the Credit Documents. The provisions of this Section 11 shall be binding upon the Borrowers and shall inure to the benefit of the Lenders, and their respective heirs, executors, administrators, successors and assigns.

         11. Receipt and Application of Payments. Borrowers acknowledge and agree that the Administrative Agent shall be entitled during the term of this Agreement to accept such payments and proceeds as are remitted to it pursuant to any provision of the Credit Documents or this Agreement, that Administrative Agent shall be entitled to apply any and all such proceeds and payments against the liabilities and obligations owned by Borrowers to Lenders in such order of application as Administrative Agent in its sole and absolute discretion shall determine proper, and that the acceptance by Administrative Agent of any such proceeds and payments as are remitted to it pursuant to the Credit Documents or this Agreement or otherwise shall in no way affect or impair the status of the indebtedness owed to the Lenders by the Borrowers or be deemed to be a waiver of any Events of Default or any acquiescence therein.

         12. Conditions Precedent. This Agreement shall become effective when and only when the Administrative Agent shall have received executed originals of this Agreement and upon receipt of all outstanding fees and expenses owed by the Borrowers.

         13.      Miscellaneous.

                  (a) Entire Agreement. This Agreement reflects the entire understanding of the parties with respect to the subject matter herein contained and supersedes any prior agreements, whether written or oral, in regard thereto.

                  (b) Full Force and Effect. Except as expressly modified herein during the Forbearance Period, all terms of the Credit Agreement and the Credit Documents shall be and shall remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of Borrowers.

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                  (c)      No Waiver. This Agreement is not intended to operate
as, and shall not be construed as, a waiver of any Event of Default, whether known to the Lenders or unknown, as to which all rights of Lenders shall remain reserved.

                  (d) Governing Law. This Agreement shall be governed by, and shall be construed in accordance with, the laws of the State of Georgia and all applicable laws of the United States of America.

                  (e) WAIVER OF RIGHT TO JURY TRIAL. EACH BORROWER WAIVES TRIAL BY JURY AND CONSENT TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE A JUDGE OF A THE COURT OF COMPETENT JURISDICTION.

                  (f) Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be an original and all of which, taken together, shall constitute but one and the same agreement among the parties.

                  (g) Binding Nature. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  (h) Captions. The captions to the Sections and paragraphs of the Agreement are for the convenience of the parties only, and are not a part of this Forbearance and Amendatory Agreement.

                  (i) Time of the Essence. Time is of the essence under this Forbearance and Amendatory Agreement.


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         IN WITNESS WHEREOF, the parties hereto have caused this Forbearance and
Amendatory Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first above written.


                                         CATALINA LIGHTING, INC.,
                                         as a Borrower


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                         CATALINA INTERNATIONAL PLC,
                                               as a Borrower


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                         RING LIMITED (formerly known as
                                         Ring PLC), as a Borrower


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:


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                                         SUNTRUST BANK,
                                         as Administrative Agent, as Domestic
                                         Issuing Bank, as Domestic Swingline
                                         Lender, UK Swingline Lender, UK Issuing
                                         Bank and as a Lender


                                         By:
                                            ------------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

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                                                 REPUBLIC BANK, as a Lender



                                                 ------------------------------
                                                 By:
                                                 Name:

                                                 BANK UNITED FSB, as a Lender



                                                 ------------------------------
                                                 By:
                                                 Name:

                                                 DRESDNER BANK
                                                 LATEINAMERIKA, AG, MIAMI
                                                 AGENCY, as a Lender



                                                 ------------------------------
                                                 By:
                                                 Name:

                                                 HAMILTON BANK, N.A. as a
                                                 Lender


                                                 ------------------------------
                                                 By:
                                                 Name:

                                                 LASALLE BANK NATIONAL
                                                 ASSOCIATION, as a Lender



                                                 ------------------------------
                                                 By:
                                                 Name:

                                                 UNION PLANTERS BANK, N.A.,
                                                 as a Lender


                                                 ------------------------------
                                                 By:
                                                 Name:

                           ACKNOWLEDGMENT AND CONSENT
                                PARENT GUARANTOR

         The undersigned hereby acknowledges receipt of a copy of the foregoing Forbearance and Amendatory Agreement (the "Amendment"; capitalized terms used herein and not defined herein shall have the meanings given to them in the Amendment), consents to the terms and provisions set forth therein, and agrees that the Parent Guaranty, dated as of July 18, 2000, as amended and supplemented through the date hereof (the "Parent Guaranty") made by the undersigned, in favor of the Lenders, the Administrative Agent, the Domestic Issuing Bank, the Domestic Swingline Lender, the U.K. Issuing Bank and the U.K. Swingline Lender, will continue in full force and effect without diminution or impairment notwithstanding the execution and delivery of the foregoing Amendment. The undersigned further acknowledges and agrees that, upon effectiveness of the foregoing Amendment and from and after the date thereof, each reference in the Credit Agreement and all of the Credit Documents shall mean and be a reference to the Credit Agreement and all other Credit Documents as amended by the Amendment.

                                            CATALINA LIGHTING, INC., as
                                             Parent Guarantor


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title: